SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 20, 2008
MARINEMAX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14173	59-3496957

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
18167 U.S. Highway 19 North, Suite 300
Clearwater, Florida 33764
(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (727) 531-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At its regular meeting on November 20, 2008, our Board of Directors approved amendments to our bylaws to, among other things:
(i)	add provisions regarding our registered agent and offices;

(ii)	revise the language regarding election of directors to provide for majority voting in uncontested elections of directors;

(iii)	clarify that no stockholder action may be taken by written consent unless approved in advance by our Board of Directors in a manner consistent with our Certificate of Incorporation;

(iv)	provide that information required to gain access to an electronic list of stockholders entitled to vote must be provided with the notice of meeting or that such list must be available during ordinary business hours at our principal place of business;

(v)	detail the appointment and duties of inspectors of election;

(vi)	revise our advance notice requirements;

(vii)	add a process for adopting the rules and regulations for the conduct of stockholder meetings;

(viii)	allow the number of directors to be fixed by our Board of Directors rather than specifying a range of number of directors;

(ix)	delete language regarding the classification of our Board of Directors as such classification is provided for in our Certificate of Incorporation;

(x)	provide details regarding the resignation and removal of directors to better conform with Delaware law;

(xi)	revise the process for calling a special meeting of the Board of Directors to better conform with Delaware law;

(xii)	provide for informal action by our Board of Directors by electronic transmission;

(xiii)	consolidate the general provisions for stock certificates, including lost, stolen, or destroyed certificates;

(xiv)	include additional detail regarding the nature of indemnification rights, insurance for indemnification, and prepayment of expenses;

(xv)	delete the provision related to interested directors to better conform with Delaware law which does not require such a provision to be included in the bylaws; and

(xvi)	delete the provision regarding the requirements for amending our bylaws as such requirements are included in our Certificate of Incorporation.
     The preceding description of the amendments does not purport to be complete and is qualified in its entirety by reference to our Second Amended and Restated Bylaws, attached hereto as Exhibit 3.2 and incorporated herein by reference.
     At the same meeting, our Board of Directors approved amendments to our corporate governance guidelines to expand our majority voting policy for uncontested elections of directors, including the requirement that our Board of Directors expects a director to tender his or her resignation if he or she fails to receive the required number of votes for reelection. We will post the amended corporate governance guidelines on our website at www.marinemax.com.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

3.2	Second Amended and Restated Bylaws of MarineMax, Inc., as adopted November 20, 2008

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2008	MARINEMAX, INC.
	By:	/s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.2	Second Amended and Restated Bylaws of MarineMax, Inc., as adopted November 20, 2008